SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : December 26, 2001


       STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust
          Agreement, dated as of February 1, 2001 providing for the issuance of Structured Asset Securities Corporation Pass-through Certificates, Series 2001-3A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                  333-35026-08                   74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                                200 Vesey Street
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Pass-through Certificates, Series 2001-3A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of February 1, 2001 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and The Chase Manhattan Bank, as trustee.On December 26, 2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 26, 2001 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE CHASE MANHATTAN BANK, not in its
                                    individual capacity but solely as Trustee under the Agreement referred to herein


Date:  January 2, 2001            By:   /s/ Karen Schluter
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on December 26, 2001

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


             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-3A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     December 26, 2001


-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
          Original         Beginning                                                                                  Ending
            Face           Principal                                                        Realized  Deferred       Principal
Class      Value           Balance             Principal        Interest          Total      Losses    Interest       Balance
----------------------------------------------------------------------------------------------------------------------------------
IA1       95,478,000.00    73,771,755.59   5,250,177.23     158,609.27    5,408,786.50       0.00        0.00       68,521,578.36
IA2        1,000,000.00       772,657.10      54,988.34       1,661.21       56,649.55       0.00        0.00          717,668.76
IA3        1,796,834.00     1,376,225.82      82,386.11           0.00       82,386.11       0.00        0.00        1,293,839.71
IIA1      43,036,000.00    31,590,990.24   1,230,037.74      71,079.73    1,301,117.47       0.00        0.00       30,360,952.50
IIA2       1,000,000.00       734,059.63      28,581.60       1,651.63       30,233.23       0.00        0.00          705,478.03
IIA3       1,499,678.00     1,242,894.16      75,008.31           0.00       75,008.31       0.00        0.00        1,167,885.85
B1         2,294,000.00     2,283,624.21       1,231.91      16,175.67       17,407.58       0.00        0.00        2,282,392.30
B2         1,911,000.00     1,902,356.53       1,026.23      13,475.03       14,501.26       0.00        0.00        1,901,330.30
B3         1,529,000.00     1,522,084.32         821.09      10,781.43       11,602.52       0.00        0.00        1,521,263.23
B4         2,064,000.00     2,054,664.50       1,108.40      14,553.87       15,662.27       0.00        0.00        2,053,556.10
B5           687,000.00       683,892.67         368.93       4,844.24        5,213.17       0.00        0.00          683,523.74
B6           696,081.00       692,949.92         373.81       4,908.40        5,282.21       0.00        0.00          692,576.11
R                100.00             0.00           0.00           0.00            0.00       0.00        0.00                0.00
TOTALS   152,991,693.00   118,628,154.69   6,726,109.70     297,740.48    7,023,850.18       0.00        0.00      111,902,044.99

IA4       96,478,100.00    74,544,512.71           0.00     367,752.93      367,752.93       0.00        0.00       69,239,347.13
IA5       52,708,103.00    45,214,101.21           0.00      13,747.10       13,747.10       0.00        0.00       43,404,263.75
IIA4      44,036,000.00    32,325,049.88           0.00     156,237.74      156,237.74       0.00        0.00       31,066,430.54
IIA5      16,634,896.00    13,625,638.52           0.00       5,370.72        5,370.72       0.00        0.00       13,617,680.37
-----------------------------------------------------------------------------------------------------------------------------------


Factor Information Per $1,000 of Original Face                                                                  Pass-through Rates
-----------------------------------------------------------------------------------------------------------     --------------------
                                                                                                                         Current
                           Beginning                                                            Ending          Class   Pass-thru
Class       cusip          Principal        Principal         Interest         Total           Principal                 Rate (%)
-------------------------------------------------------------------------------------------------------------   -------------------
IA1      8635723Q4        772.65711043    54.98834527     1.66121274       56.64955801       717.66876516       IA1      2.580000 %
IA2      8635725L3        772.65710000    54.98834000     1.66121000       56.64955000       717.66876000       IA2      2.580000 %
IA3      8635723R2        765.91706301    45.85070741     0.00000000       45.85070741       720.06635560       IA3      0.000000 %
IIA1     8635723U5        734.05963008    28.58160006     1.65163421       30.23323427       705.47803002       IIA1     2.700000 %
IIA2     8635725M1        734.05963000    28.58160000     1.65163000       30.23323000       705.47803000       IIA2     2.700000 %
IIA3     8635723V3        828.77401682    50.01627683     0.00000000       50.01627683       778.75773999       IIA3     0.000000 %
B1       8635723Y7        995.47698779     0.53701395     7.05129468        7.58830863       994.93997384       B1       8.500000 %
B2       8635723Z4        995.47699110     0.53701204     7.05129775        7.58830979       994.93997907       B2       8.500000 %
B3       8635724A8        995.47699150     0.53701112     7.05129496        7.58830608       994.93998038       B3       8.500000 %
B4       8635725H2        995.47698643     0.53701550     7.05129360        7.58830911       994.93997093       B4       8.500000 %
B5       8635725J8        995.47695779     0.53701601     7.05129549        7.58831150       994.93994178       B5       8.500000 %
B6       8635725K5        995.50184533     0.53702084     7.05147820        7.58849904       994.96482450       B6       8.500000 %
R        8635724B6          0.00000000     0.00000000     0.00000000        0.00000000         0.00000000       R        2.580000 %
TOTALS                    775.38951536    43.96388829     1.94612187       45.91001016       731.42562708

IA4      8635723S0        772.65734617     0.00000000     3.81177625        3.81177625       717.66905785       IA4      5.920000 %
IA5      8635723T8        857.82068860     0.00000000     0.26081569        0.26081569       823.48370136       IA5      0.364853 %
IIA4     8635723W1        734.05963030     0.00000000     3.54795486        3.54795486       705.47803025       IIA4     5.800000 %
IIA5     8635723X9        819.09971183     0.00000000     0.32285865       0.32285865       818.62131089        IIA5     0.472995 %
-------------------------------------------------------------------------------------------------------------   -------------------

             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-3A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     December 26, 2001

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS

                 Original         Beginning                                                                            Ending
                   Face           Principal                                                   Realized   Deferred      Principal
Class             Value           Balance       Principal        Interest       Total          Losses    Interest      Balance
-----------------------------------------------------------------------------------------------------------------------------------
LTIA1      95,478,000.00      73,771,755.59     5,250,177.23   158,609.27    5,408,786.50      0.00       0.00       68,521,578.36
LTIA2       1,000,000.00         772,657.10        54,988.34     1,661.21       56,649.55      0.00       0.00          717,668.76
LTIA3       1,796,834.00       1,376,225.82        82,386.11         0.00       82,386.11      0.00       0.00        1,293,839.71
LTIAR             100.00               0.00             0.00         0.00            0.00      0.00       0.00                0.00
LT1B        6,274,182.00       6,245,809.12         3,369.33    44,241.19       47,610.52      0.00       0.00        6,242,439.79
LTIIA1     43,036,000.00      31,590,990.24     1,230,037.74    71,079.73    1,301,117.47      0.00       0.00       30,360,952.50
LTIIA2      1,000,000.00         734,059.63        28,581.60     1,651.63       30,233.23      0.00       0.00          705,478.03
LTIIA3      1,499,678.00       1,242,894.16        75,008.31         0.00       75,008.31      0.00       0.00        1,167,885.85
LT2B        2,906,899.00       2,893,753.52         1,561.05    20,497.44       22,058.49      0.00       0.00        2,892,192.47
LTR                 0.00               0.00             0.00         0.00            0.00      0.00       0.00                0.00
TOTALS    152,991,693.00     118,628,145.18     6,726,109.71   297,740.47    7,023,850.18      0.00       0.00      111,902,035.47

LTIA5               0.00               0.00             0.00         0.00            0.00      0.00       0.00                0.00
LTIIA5              0.00               0.00             0.00         0.00            0.00      0.00       0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------

Factor Information Per $1,000 of Original Face                                                                  Pass-through Rates
-----------------------------------------------------------------------------------------------------------     --------------------
                                                                                                                          Current
                    Beginning                                                               Ending              Class   Pass-thru
Class     cusip     Principal     Principal      Interest               Total              Principal                     Rate (%)
-------------------------------------------------------------------------------------------------------------   -------------------
LTIA1            772.65711043    54.98834527     1.66121274      56.64955801          717.66876516           LTIA1       0.000000 %
LTIA2            772.65710000    54.98834000     1.66121000      56.64955000          717.66876000           LTIA2       0.000000 %
LTIA3            765.91706301    45.85070741     0.00000000      45.85070741          720.06635560           LTIA3       0.000000 %
LTIAR              0.00000000     0.00000000     0.00000000       0.00000000            0.00000000           LTIAR       0.000000 %
LT1B             995.47783600     0.53701502     7.05130804       7.58832307          994.94082097           LT1B        0.000000 %
LTIIA1           734.05963008    28.58160006     1.65163421      30.23323427          705.47803002           LTIIA1      0.000000 %
LTIIA2           734.05963000    28.58160000     1.65163000      30.23323000          705.47803000           LTIIA2      0.000000 %
LTIIA3           828.77401682    50.01627683     0.00000000      50.01627683          778.75773999           LTIIA3      0.000000 %
LT2B             995.47783394     0.53701556     7.05130794       7.58832350          994.94081838           LT2B        0.000000 %
TOTALS           775.38945320    43.96388835     1.94612181      45.91001016          731.42556485
-------------------------------------------------------------------------------------------------------------   -------------------

             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-3A
                                     December 26, 2001



Sec. 4.03(i)    Unscheduled Principal Amounts                                            6,661,996.29
                Group 1 Unscheduled Principal                                            5,345,950.49
                Group 2 Unscheduled Principal                                            1,316,045.80


Sec. 4.03(iv)   Aggregate Advances                                                               0.00
                Group 1 Advances                                                                 0.00
                Group 2 Advances                                                                 0.00

Sec. 4.03(v)    Ending Principal Balance                                               111,902,045.68
                Group 1 Principal Balance                                               76,775,350.10
                Group 2 Principal Balance                                               35,126,695.58

Sec. 4.03(vii)  Current Period Realized Losses                                                   0.00
                Group 1 Current Period Realized Losses                                           0.00
                Group 2 Current Period Realized Losses                                           0.00

                Group1                                                                           0.00
                Bankruptcy Losses                                                                0.00
                Group 1 Bankruptcy Losses                                                        0.00
                Group 2 Bankruptcy Losses                                                        0.00

                Fraud Losses                                                                     0.00
                Group 1 Fraud Losses                                                             0.00
                Group 2 Fraud Losses                                                             0.00

                Special Hazard Losses                                                            0.00
                Group 1 Special Hazard Losses                                                    0.00
                Group 2 Special Hazard Losses                                                    0.00

                Group 1 Bankruptcy Loss Amount                                             100,000.00
                Group 2 Bankruptcy Loss Amount                                             100,000.00

                Group 1 Fraud Loss Amount                                                2,090,982.00
                Group 2 Fraud Loss Amount                                                  968,852.00

                Group 1 Special Hazard Loss Amount                                       7,937,347.78
                Group 2 Special Hazard Loss Amount                                       4,383,950.32


Sec. 4.03(viii) Servicing Fees (includes Retained Interest)                                 24,714.25
                Sub-Servicing Fees                                                           1,026.07
                Trustee Fees                                                                   642.57


Sec. 4.03(ix)   Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                     Group 1
                Category      Number    Principal Balance               Percentage
                1 Month          8            3,503,909.88                  4.56 %
                2 Month          1               69,651.83                  0.09 %
                3 Month          2            1,018,330.87                  1.33 %
                Total           11            4,591,892.58                  5.98 %

                      Group 2
                Category      Number    Principal Balance               Percentage

                1 Month          4            1,885,703.22                  5.37 %
                2 Month          1              235,743.75                  0.67 %
                3 Month          0                    0.00                  0.00 %
                 Total           5            2,121,446.97                  6.04 %


                    Group Totals
                Category      Number    Principal Balance               Percentage
                1 Month         12            5,389,613.10                  4.82 %
                2 Month          2              305,395.58                  0.27 %
                3 Month          2            1,018,330.87                  0.91 %
                 Total          16            6,713,339.55                  6.00 %

             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-3A
                                       December 26, 2001


                Number and Aggregage Principal Amounts of Mortgage Loans in Foreclosure

                    Group 1
                              Number    Principal Balance               Percentage
                                   2              1,308,474.69                 1.70 %

                    Group 2
                              Number    Principal Balance               Percentage
                                   1                975,000.00                 2.78 %

                    Group Totals
                              Number    Principal Balance               Percentage
                                   3              2,283,474.69                 2.04 %



Sec. 4.03(x)    Number and Aggregage Principal Amounts of REO Loans
                    Group 1
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%

                    Group 2
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%

                    Group Totals
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%


Sec.4.03(viii)  Aggregate Outstanding Interest Shortfalls

                Class ia1 shortfall                         0.00
                Class ia2 shortfall                         0.00
                Class ia4 shortfall                         0.00
                Class iia1 shortfall                        0.00
                Class iia2 shortfall                        0.00
                Class iia4 shortfall                        0.00
                Class iia5 shortfall                        0.00
                Class b1 shortfall                          0.00
                Class b2 shortfall                          0.00
                Class b3 shortfall                          0.00
                Class b4 shortfall                          0.00
                Class b5 shortfall                          0.00
                Class b6 shortfall                          0.00
                Class r shortfall                           0.00


Sec.4.03(viv)      Aggregate Outstanding Prepayment Interest Shortfalls

                Class ia1 shortfall                         0.00
                Class ia2 shortfall                         0.00
                Class ia4 shortfall                         0.00
                Class iia1 shortfall                        0.00
                Class iia2 shortfall                        0.00
                Class iia4 shortfall                        0.00
                Class iia5 shortfall                        0.00
                Class b1 shortfall                          0.00
                Class b2 shortfall                          0.00
                Class b3 shortfall                          0.00
                Class b4 shortfall                          0.00
                Class b5 shortfall                          0.00
                Class b6 shortfall                          0.00
                Class r shortfall                           0.00

If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                 Karen Schluter
             JPMorgan Chase Bank  - Structured Finance Services
                     450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3232
                         email:karen.schluter@chase.com
                     ---------------------------------------



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